Credit Facilities	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
Credit Facilities	CREDIT FACILITIES

	December 31, 2023	December 31, 2022
Credit facilities - U.S. dollar denominated (1)	$311,980	$30,394
Credit facilities - Canadian dollar denominated	552,756	355,000
Credit facilities - principal (2)	$864,736	$385,394
Unamortized debt issuance costs	(15,987)	(2,363)
Credit facilities	$848,749	$383,031
(1)U.S. dollar denominated credit facilities balance was US$236.3 million as at December 31, 2023 (December 31, 2022 - US$22.5 million).
(2)The increase in the principal amount of the credit facilities outstanding from December 31, 2022 to December 31, 2023 is the result of net draws of $477.4 million along with an increase in the reported amount of U.S. denominated debt of $2.0 million due to foreign exchange.

At December 31, 2023, Baytex had US$1.1 billion ($1.5 billion) of revolving credit facilities (the "Credit Facilities"). On June 20, 2023, in connection with the acquisition of Ranger, Baytex amended its Credit Facilities to increase the committed amount to $1.1 billion ($1.5 billion) (previously US$850 million in aggregate as of April 1, 2022). The maturity date of the Credit Facilities is April 1, 2026. Baytex also entered into a secured two-year term loan of US$150 million that was repaid and cancelled in August 2023.

The Credit Facilities are secured and are comprised of a US$50 million operating loan and a US$750 million syndicated revolving loan for Baytex and a US$45 million operating loan and a US$255 million syndicated revolving loan for Baytex's wholly-owned subsidiary, Baytex Energy USA, Inc. The amended Credit Facilities contain an additional financial covenant of a maximum Total Debt to Bank EBITDA ratio of 4.0:1.0 and increased the Interest Coverage minimum ratio to 3.5:1.0 (from 2.0:1.0).

The Credit Facilities contain standard commercial covenants in addition to the financial covenants detailed below. There are no mandatory principal payments required prior to maturity which could be extended by Baytex. Advances under the Credit Facilities can be drawn in either Canadian or U.S. funds and bear interest at the bank’s prime lending rate, bankers’ acceptance discount rates or secured overnight financing rates ("SOFR"), plus applicable margins.

The weighted average interest rate on the Credit Facilities was 7.6% for the year ended December 31, 2023 (3.6% for the year ended December 31, 2022).

The following table summarizes the financial covenants applicable to the Credit Facilities and the Company's compliance therewith at December 31, 2023.

Covenant Description	Position as at December 31, 2023	Covenant
Senior Secured Debt (1) to Bank EBITDA (2) (Maximum Ratio)	0.4:1.0	3.5:1.0
Interest Coverage (3) (Minimum Ratio)	11.3:1.0	3.5:1.0
Total Debt (4) to Bank EBITDA (2) (Maximum Ratio)	1.1:1.0	4.0:1.0
(1)"Senior Secured Debt" is calculated in accordance with the credit facility agreement and is defined as the principal amount of the Credit Facilities and other secured obligations identified in the credit facility agreement. As at December 31, 2023, the Company's Senior Secured Debt totaled $864.7 million.
(2)"Bank EBITDA" is calculated based on terms and definitions set out in the credit facility agreement which adjusts net income or loss for financing and interest expenses, income tax, non-recurring losses, certain specific unrealized and non-cash transactions and is calculated based on a trailing twelve-month basis including the impact of material acquisitions as if they had occurred at the beginning of the twelve month period. Bank EBITDA for the year ended December 31, 2023 was $2.2 billion.
(3)"Interest coverage" is calculated in accordance with the credit facility agreement and is computed as the ratio of Bank EBITDA to financing and interest expenses, excluding certain non-cash transactions, and is calculated on a trailing twelve-month basis including the impact of material acquisitions as if they had occurred at the beginning of the twelve month period. Financing and interest expenses for the year ended December 31, 2023 was $195.2 million.
(4)"Total Debt" is calculated in accordance with the credit facility agreement and is defined as all obligations, liabilities, and indebtedness of Baytex excluding trade payables, share-based compensation liability, dividends payable, asset retirement obligations, leases, deferred income tax liabilities, other long-term liabilities and financial derivative liabilities. As at December 31, 2023, the Company's Total Debt totaled $2.5 billion of principal amounts outstanding.

At December 31, 2023, Baytex had $5.6 million of outstanding letters of credit, $4.7 million of which is under a $20 million uncommitted unsecured demand revolving letter of credit facility (December 31, 2022 - $15.7 million outstanding). Letters of credit under this facility are guaranteed by Export Development Canada and do not use capacity available under the Credit Facilities.
LONG-TERM NOTES

	December 31, 2023	December 31, 2022
8.75% notes due April 1, 2027 (1)	$541,114	$554,597
8.50% notes due April 30, 2030 (2)	1,056,361	—
Total long-term notes - principal (3)	$1,597,475	$554,597
Unamortized debt issuance costs	(35,114)	(6,999)
Total long-term notes - net of unamortized debt issuance costs	$1,562,361	$547,598
(1)The U.S. dollar denominated principal outstanding of the 8.75% notes was US$409.8 million at December 31, 2023 (December 31, 2022 - US$409.8 million).
(2)The U.S. dollar denominated principal outstanding of the 8.50% notes was US$800.0 million at December 31, 2023 (December 31, 2022 - nil).
(3)The increase in the principal amount of long-term notes outstanding from December 31, 2022 to December 31, 2023 is the result of the issuance of the 8.50% notes for $1.1 billion and includes changes in the reported amount of U.S. denominated debt of $17.0 million due to changes in the CAD/USD exchange rate used to translate the U.S. denominated amount of long-term notes outstanding.

On April 27, 2023, we issued US$800 million aggregate principal amount of senior unsecured notes due April 30, 2030 bearing interest at a rate of 8.50% per annum semi-annually (the "8.50% Senior Notes"). The 8.50% Senior Notes were issued at 98.709% of par and are redeemable at our option, in whole or in part, at specified redemption prices after April 30, 2026 and will be redeemable at par from April 30, 2028 to maturity. Net proceeds of $1.0 billion reflects $13.7 million for the original issue discount and Baytex also incurred transaction costs of $18.5 million in conjunction with the issuance.

The long-term notes do not contain any significant financial maintenance covenants but do contain standard commercial covenants for debt incurrence and restricted payments.